Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

APL Topco Designated Activity Company

5th Floor

The Exchange George’s Dock IFSC

Dublin 1, Ireland

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of aircraft credit facilities in connection with the proposed offering of notes and certificates by APL Finance 2023-1 Designated Activity Company. APL Topco Designated Activity Company (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC (“ATLAS”), ATLAS SP Partners, L.P. and Davidson Kempner Capital Management LP (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On November 24, 2023, representatives of ATLAS, on behalf of the Company, provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2023, with respect to 26 aviation loans and the related aircraft and engines and aircraft and engine leases (collectively, the “Aviation Assets”) (the “Statistical Data File”). At the Company’s instruction, we performed certain comparisons and recomputations for the Aviation Assets relating to the aviation contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Loan Number (for informational purposes only)	35. Half-life maintenance expense adjustment (CV) at origination
2. Loan ID (for informational purposes only)	36. Forecasted maintenance reserve balance at maturity
3. Aircraft agreement type	37. Forecasted end of lease payment at maturity
4. Recourse	38. AVITAS half-life current market value at origination
5. Cross collateralization indicator (if applicable)	39. AVITAS half-life base value at origination
6. Loan closing date	40. CV half-life current market value at origination
7. Loan maturity date	41. CV half-life base value at origination
8. Initial loan term	42. MBA half-life current market value at origination
9. Loan currency	43. MBA half-life base value at origination
10. Initial loan balance	44. IBA half-life current market value at origination (if applicable)
11. Loan balance	45. IBA half-life base value at origination (if applicable)
12. Balloon amount	46. AVITAS half-life base value year prior to maturity
13. Current interest rate type	47. AVITAS half-life base value year after maturity
14. Variable rate index	48. CV half-life base value year prior to maturity
15. Margin (bps)	49. CV half-life base value year after maturity
16. Current index	50. MBA half-life base value year prior to maturity
17. Current all-in interest rate	51. MBA half-life base value year after maturity
18. Current loan debt service	52. Current AVITAS half-life base value
19. MSN	53. Current CV half-life base value
20. Manufacturer	54. Current MBA half-life base value
21. Aircraft / engine model	55. Sponsor
22. Asset type	56. Initial asset value
23. Lessee	57. Remaining lease term
24. Lessee country	58. Remaining loan term
25. Lease rate*	59. Current average half-life base value
26. Lease type	60. Post-loan maturity lease cash flow (as applicable)
27. Lease start date	61. AVITAS half-life base value at maturity
28. Lease expiration date	62. CV half-life base value at maturity
29. Security deposit	63. MBA half-life base value at maturity
30. Security deposit type	64. Average half-life base value at maturity
31. Date of manufacture	65. Initial advance rate
32. Current maintenance reserve balance	66. Net LTV as of cutoff date
33. Maintenance reserve type	67. Net LTV at maturity
34. Maintenance reserve balance at origination

*	For Aviation Assets with a lease type of “fixed” (as set forth in the applicable Lease Agreement) only.

We compared Characteristics 3. through 15. to the corresponding information set forth on or derived from the applicable loan agreement, loan supplement or any amendments thereto (each a Loan Agreement).

We compared Characteristics 16. through 18. to the corresponding information set forth on or derived from the applicable Loan Agreement or the “Mount Street Monthly Invoice.”

We compared Characteristics 19. through 30. to the corresponding information set forth on or derived from the applicable lease agreement or any amendments thereto (each a Lease Agreement).

We compared Characteristic 31. to the corresponding information set forth on the applicable Lease Agreement or the MBA Appraisal Report, AVITAS Appraisal Report, CV Appraisal Report or IBA Appraisal Report (as applicable) (each an “Appraisal Report.”)

We compared Characteristics 32. through 37. to the corresponding information set forth on the applicable “CV Report.”

We compared Characteristics 38. through 54. to the corresponding information set forth on the applicable Appraisal Report.

We compared Characteristic 55. to the corresponding information set forth on a query provided to us by the Company (the “APL ABS Borrower List”).

We compared Characteristic 56. to the sum of (i) the lesser of (a) the average of Characteristics 38., 40., 42. and 44. (as applicable) (each as set forth on the applicable Appraisal Report) or (b) the average of Characteristics 39., 41., 43. and 45. (as applicable) (each as set forth on the applicable Appraisal Report) and (ii) the half-life maintenance expense adjustment (CV) at Origination (as set forth on the applicable CV Report).

We compared Characteristic 57. to the number of months between (i) October 31, 2023 and (ii) the lease expiration date (as set forth on the applicable Lease Agreement).

We compared Characteristic 58. to the number of months between (i) October 31, 2023 and (ii) the loan maturity date (as set forth on the applicable Loan Agreement).

We compared Characteristic 59. to the average of (i) the current AVITAS half-life base value, (ii) the current CV half-life base value and (iii) the current MBA half-life base value (each as set forth on the applicable Appraisal Report).

We compared Characteristic 60. to the product of (i) the lease rate (as set forth on the applicable Lease Agreement) and (ii) the number of months, if any, between (a) the loan maturity date (as set forth on the applicable Loan Agreement) and (b) the lease expiration date (as set forth on the applicable Lease Agreement).

With respect to our comparison of Characteristic 61., using (i) certain methodologies provided to us by ATLAS, on behalf of the Company, (ii) the AVITAS half-life base value year prior to maturity and AVITAS half-life base value year after maturity (each as set forth on the applicable Appraisal Report) and (iii) the “months of interpolation” (as set forth on the Statistical Data File), we recomputed the AVITAS half-life base value at maturity and compared such recomputed values to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 62., using (i) certain methodologies provided to us by ATLAS, on behalf of the Company, (ii) the CV half-life base value year prior to maturity and CV half-life base value year after maturity (each as set forth on the applicable Appraisal Report) and (iii) the “months of interpolation” (as set forth on the Statistical Data File), we recomputed the CV half-life base value at maturity and compared such recomputed values to the corresponding information set forth on the Statistical Data File.

With respect to our comparison of Characteristic 63., using (i) certain methodologies provided to us by ATLAS, on behalf of the Company, (ii) the MBA half-life base value year prior to maturity and MBA half-life base value year after maturity (each as set forth on the applicable Appraisal Report) and (iii) the “months of interpolation” (as set forth on the Statistical Data File), we recomputed the MBA half-life base value at maturity and compared such recomputed values to the corresponding information set forth on the Statistical Data File.

We compared Characteristic 64. To the average of (i) AVITAS half-life base value at maturity, (ii) CV half-life base value at maturity and (iii) MBA half-life base value at maturity (each as determined above).

We compared Characteristic 65. To the quotient of (i) the difference between (a) the initial loan balance (as set forth on the applicable Loan Agreement) and (b) the maintenance reserve balance at origination (as set forth on the applicable CV Report) and (ii) the initial asset value (as determined above).

We compared Characteristic 66. to the quotient of (i) the loan balance (as set forth on the applicable Loan Agreement) minus the sum of (a) the security deposit (as set forth on the applicable Lease Agreement) and (b) the current maintenance reserve balance (as set forth on the applicable CV Report) and (ii) the current average half-life base value (as determined above).

We compared Characteristic 67. to the quotient of (i) the balloon amount (as set forth on the applicable Loan Agreement) minus the sum of (a) the forecasted maintenance reserve balance at maturity (as set forth on the applicable CV Report) and (b) the forecasted end of lease payment at maturity (as set forth on the applicable CV Report) and (ii) the average half-life base value at maturity (as determined above).

For purposes of our procedures and at your instruction:

•

With respect to our comparison of Characteristic 22., we were instructed to ascertain the asset type based on the aircraft / engine model as set forth on the applicable Lease Agreement. Further, we were instructed that an aircraft / engine model of (i) “737,” “A320,” or “A319” is the same as an asset type of “narrowbody;” (ii) “777” or “A330” is the same as an asset type of “widebody”; and (iii) “CFM56” is the same as an asset type of “engine”; and

•	With respect to our comparison of Characteristics 11., 32., 35., 37. and 56., differences of $1.00 or less are deemed to be “in agreement.”

The aviation contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Aviation Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Aviation Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Aviation Documents. In addition, we make no representations as to whether the Aviation Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Aviation Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Aviation Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the assets or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the aviation contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

December 4, 2023